Mosaic Focus Fund
Annual Report
December 31, 1998

Mosaic Focus Fund
Letter to Shareholders
December 31, 1998

Dear Shareholder:

The year ended December 31, 1998, the first for Mosaic Focus, was an eventful one for the Fund and the markets in which it is invested. Despite some notable market volatility, Focus ended the year with extremely solid results, rising 44.23% for the year, beating all relative indices and widely outpacing the average domestic equity fund, which as measured by the Lipper Growth Fund Index, was up 25.69% for the year.

Since the launch of our first mutual fund in 1978, we have been believers in concentrated equity portfolios. Over the years we have developed considerable experience and expertise in managing portfolios with 25-30 stocks. A few years ago, at the request of a regional brokerage house, we "back-tested" the performance of our top 10 stock picks over the years. The results were quite impressive. Mosaic Focus is an outgrowth of this research, giving investors a low-minimum access to our top stock ideas.

The performance of Focus over the past year has not gone unnoticed, as the fund has been featured in stories in The Wall Street Journal, Mutual Funds Magazine, Investor's Business Daily, Morningstar.net, and the Chicago Tribune.

The past year, our first full year under our Mosaic banner, was an important one, as we realized our initial goals for our newly integrated fund family. Some of these improvements are represented in our improved and expanded communications. Others are seen in terms of service, as we worked hard to make information more accessible to you through our 24-hour automated telephone line, Mosaic Tiles (1-800-336-3063) and our website at www.mosaicfunds.com.

We adjusted our fund lineup to provide you a variety of investment vehicles and realigned our stock funds to reflect our discipline of seeking the best companies at reasonable valuations.

We hope you are taking advantage of our expanded services and will consider a fresh look at our fund lineup in light of the diversification opportunities we now provide.

Thank you again for your continued confidence in Mosaic.

Sincerely,

(signature)

Katherine L. Frank
President
Mosaic Funds

Mosaic Focus Fund
Management's Discussion of Fund Performance
December 31, 1998

The Year In Review

In the wake of three tremendous years for the stock indices, many observers thought that 1998 would be a year in which the stock markets took a breather. Instead, it left us breathless, with a relatively steady march upward to index-beating highs in mid-July, followed by a dramatic drop which lopped off 20% of market value as measured by the major indices. This drop was in turn followed by a heady fourth-quarter rally that brought us close to the index records set in July. By the year's end, the S&P 500 was up 28.6%, and the Dow Industrial Averages was ahead 18.1%.

Following a trend we've been observing for the past few years, these market moves did not necessarily represent the "average" stock. In reality, a small number of large stocks have dominated the popular indices, such as the S&P 500, while the rest of the market has performed less positively. In 1998, the 10 largest stocks in the S&P 500 (just 2% of the companies in the index) accounted for 43% of the index's gain. The 50 largest stocks (10% of the companies in the index) accounted for 87.5% of the gain. Some of the broader market indices, such as the small-cap Russell 2000, were actually negative for the year. In fact, two-thirds of U.S. stocks actually ended the year negative. Further cloaking the underlying difficulty for stocks was the outsized performance of Internet stocks, which grabbed many of the headlines, and contributed to the overall, and somewhat misleading, impression of a banner year for stocks.

While the domestic economy remained benign, albeit with signs of slowing, the market indices were notably resilient in the face of such concerns as crises in Asia, Russia, Latin America; the collapse of the major hedge fund Long Term Capital Management; troubles in Iraq; and finally declining corporate profits. Countering these negative developments was the lowering of interest rates, as Alan Greenspan and the Fed began dropping rates mid-year and continued to ease throughout the remainder of the year.

Fund Overview

In early 1998 as the market was moving steadily towards new highs, Mosaic Focus concentrated on the sort of solid, large companies that we felt could do well in a variety of market and economic environments. Our discipline always steers us away from the market's excesses. This did keep us away from many of the market's leaders, as investors demonstrated preference for a small number of the larger, highly valued S&P 500 companies, and speculative Internet issues.

We found the best combinations of growth and value in the consumer sector, as we opened the year with positions in supermarket giant Safeway, McDonald's and Federated Department Stores. We liked the stability and steady growth potential of pharmaceuticals Abbott Labs and Merck. On the financial side we opted to avoid international exposure with investments in regional bank Norwest and Feddie Mac, a company that has been in our equity portfolios since the late 1980s. At the same time, due to valuation and international concerns, we were underweighted in technology, but still had sizable positions in Compaq and Sun Microsystems.

With the market racing to new heights in mid-summer we continued to be defensive in our stock picks. When a stock, such as Federated, hits its price target, we see if we have prospects that we feel have better opportunities for appreciation. In this case, we rotated our investments into PepsiCo. Even as the market hit its mid-year high in July, we were quite comfortable with our positions. This confidence proved to be well deserved as the portfolio came through the rough third quarter with a tiny loss of just 0.77%, while the average domestic stock fund lost close to 15% over the same quarter.

Not only did our stocks show resilience in the down market, but they came back quite strongly in the fourth quarter, giving the fund a 25.12% boost to end the year up 44.23%. Adjustments included adding supermarket chain Kroger to our top holdings, while taking some profits from our Safeway position.

As we enter 1999, we retain much of the same posture that we took a year ago. It is our goal to provide a mix of excellent companies that can create a whole greater than the sum of its parts. We are not looking for one or two companies that can carry the portfolio, but a solid base of some 15 firms that can all contribute. We attempt to moderate the risk of concentration by avoiding companies we feel have excessive downside potential. This strategy served us well in 1998, and we have every expectation that it can continue to do so in the years ahead.

TOP FIVE HOLDINGS

AS OF DECEMBER 31, 1998
                      % of net assets
Kroger                     11.6%
Wells Fargo                11.2%
Johnson & Johnson           8.6%
Freddie Mac                 7.8%
Safeway                     7.1%

Fund-at-a-Glance

Objective: To provide capital appreciation through a highly concentrated portfolio.

Net Assets: $1.7 million

Date of Inception: December 31, 1997

Ticker: Not yet available

Comparison of Changes in the Value of a $10,000 Investment

Depicted herein is a graph showing the following:

             Focus  S&P 500  Lipper Growth
12/31/1997   10,000  10,000  10,000
03/31/1998   11,171  11,395  11,238
06/30/1998   11,617  11,771  11,557
09/30/1998   11,527  10,600  10,238
12/31/1998   14,423  12,858  12,569

One Year Total Return/Average Annual Total Return Since Inception on December 31, 1997: 44.23%

Past performance is not predictive of future results

Interview with lead equity manager Jay Sekelsky

Q. How would you characterize the performance of Mosaic Focus for the year?

A. To put it simply, we had a great year in 1998. Our total return was 44.23%. Only the top 3% of all domestic funds tracked by Morningstar could match or better this return. This performance came in a market environment that was more difficult than it might first appear. Even though the S&P 500 was up 28.6%, a small minority of very large companies generated the lion's share of its return. In fact, the average stock in the S&P 500 was up just

7% and over two-thirds of U.S. stocks had a negative return for the year. This so-called "two-tiered market" has been well documented. The bottom line is that it was a difficult market for most investors to generate double-digit returns, which made our index-topping results all the more gratifying.

Q.     What was the key to your outperformance?

A. We had contributions from across our holdings. This is really the heart of our investment discipline: finding a small number of companies that can produce positive results, while avoiding any major problem stocks. We don't look for one or two "hot" stocks to propel our portfolio, but instead look for steady performance throughout. In a year in which high-profile technology and Internet stocks grabbed most of the headlines, we were happy to plug away with less exciting, but more dependable companies.

Q. What aspects of market performance in the past year did you anticipate going into the year?

A. A year ago we expected to see a continuation of international problems that were at that point concentrated in Asia. Since then we've seen the collapse of Russia and the beginnings of an economic crisis in South America. As a result, our decision to screen companies for overseas exposure proved to be prudent. We did a good job of avoiding the companies hit hardest by lost international sales. We also reported that we found the market vulnerable as we entered 1998. Our concentration on strong domestic companies with proven income streams was part of our defensive strategy. When the market turned sharply downward in July and August, our stocks held up better than the overall market.

Q.     What aspects of the market surprised you?

A. I'd have to say the biggest surprise was the size and speed in which the market recovered at the end of the year. The market swooned in the third quarter of the year, and while we held our own for the quarter (losing just 0.77%), we were not immune from the market's woes. Focus bounced back in the fourth quarter with a 25.12% return, and by the end of the year the indices were testing new highs, even though the majority of stocks were not nearly that resilient. Nevertheless, the market's comeback was stronger and steeper than we could have predicted.

Q. Did you make any substantial changes to the portfolios over the course of the year?

A. While we are willing and actually pleased to be able to hold a stock for multiple years, our sell discipline is an important component of our strategy. We will sell a stock when we feel it is fully valued or when we're convinced we have better opportunities in another company. One of the results of a volatile market like we had in 1998 is the way stocks sometimes hit their target prices much faster than we expect and become sell candidates.

Q. Where was the Fund positioned in terms of types of industries or sectors?

A. Our stock selection discipline leads us to four major sectors: consumer, healthcare, financial and technology. Over a long period of time we'd expect our exposure to be relatively evenly balanced across these sectors. For a shorter period of time, including the one-year period we are reviewing, conditions will likely produce a heavier weighting in one broad sector over another. In 1998, we favored the consumer sector, with substantial holdings in the supermarket chains of Kroger and Safeway and the drugstore operator CVS. These were companies with a history of strong, dependable earnings that were not dependent on overseas sales. We were able to acquire these companies at below-market valuations based on the S&P 500's valuation. Plus, we liked the way these companies were likely to hold up in any downturn. After all, consumers will still buy groceries and fill their prescriptions, regardless of the short-term economic conditions. We were relatively under-weighted in technology, which turned out to be the best performing sector of the market. While we had excellent results from Compaq and Sun Microsystems, overall technology valuations kept us from a heavier exposure as this relatively pricey sector led the market to new and even pricier valuations.

Q.     What is your outlook and strategy for 1999?

A. We head into 1999 with some of the same basic concerns and approaches that served us well in 1998. We still find the international scene fraught with dangers and prefer to somewhat limit our exposure to overseas economies, although not to the same extent as last year. We think the highly priced market as a whole remains vulnerable but remain positive about the domestic economy and the ability of good, solid companies to prosper. With our risk-conscious style of investing, success is not predicated on picking the next "hot" stock, but on solid performance across the board--singles and doubles rather than home runs, if you will. Our best results come when we have a number of smaller success stories along with an avoidance of major problems. So looking forward into 1999 we hope to avoid the major pitfalls of the market by sticking with companies that can continue to prosper in the low-inflation, lower-growth economy we foresee.

Independent Auditor's Report

To the Board of Trustees and Shareholders of Mosaic Focus Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Mosaic Focus Fund as of December 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mosaic Focus Fund as of December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

(signature)
Deloitte & Touche LLP

Princeton, New Jersey
February 10, 1999

Mosaic Focus Fund
Portfolio of Investments - December 31, 1998
                                           Number
                                           of
                                           Shares     Value
COMMON STOCKS:  92.46% of net assets

CONSUMER PRODUCTS - CYCLICAL: 4.86%
     Dayton Hudson Corporation               1,550   $  84,088
CONSUMER SERVICES - TELECOMMUNICATIONS: 4.57%
     MCI WorldCom, Inc.*                     1,100      78,925
CONSUMER STAPLES -
RETAIL: 23.42%
     CVS Corporation                         1,500      82,500
     Kroger Company                          3,300     199,650
     Safeway, Inc.*                          2,000     121,875
CONSUMER STAPLES - FOOD & BEVERAGE: 4.75%
     PepsiCo, Inc.                           2,000      81,875
FINANCIAL - BANKS: 15.84%
     National City Corporation               1,100      79,750
     Wells Fargo & Company                   4,845     193,496
FINANCIAL - SERVICES: 11.55%
     Citigroup, Inc.                         1,300      64,350
     Freddie Mac                             2,095     134,997
HEATHCARE: 18.21%
     Abbott Laboratories                     1,675      82,075
     Bristol Meyers Squibb Company             625      83,633
     Johnson & Johnson                       1,770     148,459
TECHNOLOGY: 9.26%
     Compaq Computer Corporation             1,950      81,778
     Sun Microsystems, Inc.*                   910      77,919
     TOTAL COMMON STOCKS (Cost $1,256,106)          $1,595,370

REPURCHASE AGREEMENT: 10.55% of net assets
          With Donaldson, Lufkin & Jenrette Securities
          Corporation issued 12/31/98 at 4.625%, due
          1/4/99, collateralized by $185,640 in
          United States Treasury Notes due 6/30/00.
          Proceeds at maturity are $182,094.
                           (Cost $182,000)          $  182,000
     TOTAL INVESTMENTS (Cost $1,438,106)            $1,777,370
CASH AND RECEIVABLES LESS LIABILITIES: (3.01%)
   of net assets                                    $  (51,906)
NET ASSETS: 100%                                    $1,725,464
* Non-income producing.

Statement of Assets and Liabilities
December 31, 1998

ASSETS
Investments, at value (Notes 1 and 2)
     Investment securities          $1,595,370
     Repurchase agreements             182,000
     Total investments               1,777,370
Cash                                       649
Receivables
     Dividends and interest                367
     Capital shares sold                   500
     Total assets                    1,778,886
LIABILITIES
Payables
     Investment securities purchased    53,422
     Total liabilities                  53,422
NET ASSETS (Note 7)                 $1,725,464
CAPITAL SHARES OUTSTANDING              60,838
NET ASSET VALUE PER SHARE               $28.36

Statement of Operations
For the year ended December 31, 1998

INVESTMENT INCOME (Note 1)
Interest income                     $  5,253
Dividend income                        9,930
     Total investment income          15,183
EXPENSES (Notes 3 and 5)
Investment advisory fees               8,210
Transfer agent, administrative,
  registration and professional fees   5,396
     Total expenses                   13,606
NET INVESTMENT INCOME                  1,577
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Net realized gain on investments     121,441
Change in net unrealized
  appreciation of investments        339,264
NET GAIN ON INVESTMENTS              460,705
TOTAL INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS         $462,282

Statement of Changes in Net Assets
For the year ended December 31, 1998

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income                       $    1,577
Net realized gain on investments               121,441
Net unrealized appreciation of investments     339,264
     Total increase in net assets resulting
       from operations                         462,282
DISTRIBUTIONS TO SHAREHOLDERS (Note 7)
From net investment income                      (4,295)
From net capital gains                         (81,146)
     Total distributions                       (85,441)
CAPITAL SHARE TRANSACTIONS (Note 8)            548,518
TOTAL INCREASE IN NET ASSETS                   925,359
NET ASSETS
Beginning of year                           $  800,105
End of year                                 $1,725,464

Financial Highlights
Selected data for a share outstanding for the year ended December 31, 1998.

NET ASSET VALUE
     Beginning of year                                      $21.09
INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                    0.03
     Net realized and unrealized gains on securities          9.02
     Total income from investment operations                  9.05
LESS DISTRIBUTIONS
     Dividends from net income                               (0.10)
     Capital gain distributions                              (1.68)
     Total distributions                                     (1.78)
NET ASSET VALUE
     End of year                                            $28.36
TOTAL RETURN                                                 44.23%
RATIOS
     Operating expenses to average net assets                 1.25%
     Net income to average net assets                         0.15%
     Portfolio turnover rate                                   112%

Mosaic Focus Fund
Notes to Financial Statements
December 31, 1998

1. Summary of Significant Accounting Principles. Mosaic Focus Fund adopted its current investment objectives and policies effective January 1, 1998. It is a non-diversified equity fund seeking long-term growth of capital. Its policies are to invest in approximately 12-18 stocks. The Fund is organized as a Massachusetts Business Trust. Prior to 1998, the Fund was known as Madison Opportunity Fund, Inc. Madison Opportunity Fund, Inc. was a diversified, small to mid-cap growth portfolio that was never publicly offered to investors. Its portfolio was liquidated prior to 1998. As such, the financial information in this report for periods prior to January 1, 1998 is not presented because it is not indicative of the operations or performance of the Fund under its current investment objectives, policies and operations.
The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Its effective registration under the Securities Act of 1933 was on July 9, 1998.

Securities Valuation: The market quotation for each security is the last reported sale price on a national securities exchange, or, in the case of Over-The-Counter securities, the mean between bid and ask. Other securities for which quotations are not readily available are valued at fair value as determined by the Board of Trustees. Short-term securities (maturing within 60 days) are valued on the basis of amortized cost. Securities with maturities in excess of 60 days are valued at market value. The cost of investments sold is determined on the identified cost basis for financial statements and federal income tax purposes.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

Investment Income: The Fund follows industry practice and records security transactions within one day of the trade date. Dividend income is recognized on the ex-dividend date and interest income is accrued on a daily basis.

Dividends: Substantially all of the Fund's accumulated net investment income, if any, determined as gross investment income less accrued expenses, is declared as a regular dividend and distributed to shareholders at fiscal year end. Capital gain distributions, if any, are declared and paid annually at calendar year end. Additional distributions may be made if necessary.

Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Agreement. The Investment Advisor to the Fund, Madison Mosaic, LLC, earns an advisory fee of 0.75% per annum of the average net assets of the Fund; the fees are accrued daily and are paid monthly. The Advisory Agreement was approved by the Fund's shareholders on July 9, 1998.

4. Investment Transactions. For the year ended December 31, 1998, the purchases and sales of investment securities (excluding short-term securities) were $2,205,480 and $1,070,813, respectively.

5. Other Expenses. All expenses and support services are provided by the Advisor under a Services Agreement for fees based on a percentage of net assets. This percentage is 0.50% and is accrued daily and paid monthly.

6. Aggregate Cost and Unrealized Appreciation. The aggregate cost for federal income tax purposes and the net unrealized appreciation are as follows as of December 31, 1998.

     Aggregate Cost                      $1,438,106
     Gross unrealized appreciation          339,264
     Gross unrealized depreciation          --
     Net unrealized appreciation         $  339,264

7. Net Assets.  At December 31, 1998, net assets include the following:

     Net paid in capital on shares of beneficial interest  $1,336,571
     Accumulated net realized gains                            49,629
     Net unrealized appreciation on investments               339,264
     Total net assets                                      $1,725,464

In 1998, the Fund distributed $2,718 of net investment income and $9,334 of net capital gains attributable to the 1997 activities of Madison Opportunity Fund prior to the Fund's initial public offering.

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the year ended December 31, 1998 were as follows:

     In Dollars
     Shares sold                                $658,792
     Shares issued in reinvestment of dividends   85,440
     Total shares issued                         744,232
     Shares redeemed                            (195,714)
     Net increase                               $548,518

     In Shares
     Shares sold                                  28,525
     Shares issued in reinvestment of dividends    3,369
     Total shares issued                          31,894
     Shares redeemed                              (8,988)
     Net increase                                 22,906